                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                             -----------------------

Date of Report (Date of earliest event reported):

May 3, 2000


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                         Intermedia Communications, Inc.
             (Exact name of registrant as specified in its charter)


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               Delaware                                     59-2913586
               --------                               ----------------------
  (State or other jurisdiction of                        (I.R.S. Employer
   incorporation or organization)                     Identification Number)


                                     0-20135
                                     -------
                            (Commission File Number)


                              3625 Queen Palm Drive
                                 Tampa, FL 33619
                    (Address of principal executive offices)


                                 (813) 829-0011
                               (Telephone Number)

ITEM 5.  Other Events

         On May 3, 2000, Intermedia Communications, Inc. (the "Company"), issued the attached press release.

ITEM 7.  Financial Statements and Exhibits

         Exhibit 99 Press Release, dated May 3, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 3, 2000


                                         INTERMEDIA COMMUNICATIONS, INC.
                                                  (Registrant)


                                          /s/   Robert M. Manning
                                          ------------------------------
                                                Robert M. Manning
                                           Senior Vice President and
                                            Chief Financial Officer


                                  EXHIBIT INDEX

Exhibit
No.                          Description                     Page

   99             Press release dated May 3, 2000